UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 23, 2002



                            NATUROL HOLDINGS LTD.
             (Exact name of registrant as specified in charter)


Delaware                           0-26309        98-0200471
(State of other jurisdiction of    (Commission    (I.R.S. Employer
incorporation or organization)     File Number)   Identification Number)

6265 South Stevenson Way
Las Vegas, Nevada                                 89120
(Address of Principal Executive Office)           (Zip Code)

                               (702) 450-1600
              (Registrant's Executive Office Telephone Number)


                              CORONADO EXPLORATIONS LTD.
        (Former name or former address, if changed since last report)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS

On July 23, 2002 the Registrant effectively changed its corporate name from Coronado Explorations Ltd. to Naturol Holdings Ltd. In addition, the Registrant effectuated a 1 for 5 reverse split of all of its issued and outstanding common stock as of the close of business on July 22, 2002.

The above corporate actions were approved by written consent of the majority stockholder of the Registrant and notice was sent to stockholders of record as of June 24, 2002. Other items approved by the majority stockholder included:

     * the change in the Registrant's reporting year-end to December 31 for 2002 (see Item 8 below),

     * the approval of a stock option plan for two million (2,000,000) shares of common stock, and

     *    the amendment and restatement of the Registrant's Bylaws.

Readers are urged to review the Registrant's Definitive Information Statement on Form 14C filed with the SEC on June 28, 2002, a copy of which is available on the SEC's website (www.sec.gov).

On July 23, 2002, as a result of the name change and reverse split, the Registrant's Over-the-Counter Bulletin Board trading symbol changed to NTUH.

On July 24, 2002 the Registrant issued a press release disclosing the corporate actions taken by written consent described above. A copy of the Press Release is attached hereto as Exhibit 99.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 7.   FINANCIAL STATEMENTS

Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR

On July 23, 2002, the Registrant changed its fiscal year end from 1/31 to 12/31. The basis for the year end change was to harmonize the release of the Registrant's quarterly and annual financial statements and operating results with the release of similar information by the majority of the companies in its industry. This is intended to facilitate the comparison of the
Registrant's financial and operating performance to other companies in its peer group.

The Registrant's transition period will be filed on Form 10-QSB on or before November 15, 2002 and will contain interim unaudited financial statements for the two-month period from August 1, 2002 to September 30, 2002.

ITEM 9.   REGULATION FD DISCLOSURE

No events to report.

EXHIBITS

99        Press Release dated July 24, 2002
______

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CORONADO EXPLORATIONS LTD.

                                        By: /s/ Paul McClory
Paul McClory, President


Date: July 29, 2002